UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                     1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal
            Officers.............................................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.......................................      3

Signature........................................................      4

Exhibit Index....................................................      5




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                        PIONEER NATURAL RESOURCES COMPANY


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On September 24, 2004, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that on September 24, 2004, Jim A. Watson was appointed to the Company's board of directors as an independent director and will stand for election at the Company's 2005 annual shareholder meeting. Mr. Watson will be named to the audit committee of the board of directors. There is no arrangement or understanding between Mr. Watson and any other persons pursuant to which Mr. Watson was selected as a director. There have been no transactions since January 1, 2004 nor are there any currently proposed transactions to which the Company or any of its subsidiaries was or is to be a party that require disclosure under Rule 404(a) of Regulation S-K related to the appointment of Mr. Watson.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1  News Release dated September 24, 2004.



                                       3





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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY




Date: September 24, 2004         By: /s/ Richard P. Dealy
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer




                                       4




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                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX


Exhibit No.              Description

99.1(a)                  News Release dated September 24, 2004.


-------------
(a) filed herewith




                                       5





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